                         TROPICAL SPORTSWEAR INT'L CORP.
                        TROPICAL SPORTSWEAR COMPANY, INC.
                           SAVANE INTERNATIONAL CORP.
                              APPAREL NETWORK CORP.
                                TSI BRANDS, INC.
                                   TSIL, INC.
                              4902 W. Waters Avenue
                            Tampa, Florida 33634-1302

                              TERMINATION AGREEMENT

                                February 28, 2005

The CIT Group/Commercial Services, Inc., as Agent for
  the Lenders party to the Loan Agreement described below
  and for itself
Two Wachovia Centre, Suite 2500
301 South Tryon Street
Charlotte, North Carolina 28202

Perry Ellis International, Inc.
3000 N.W. 107th Avenue
Miami, Florida 33172

Ladies and Gentlemen:

     The undersigned  Tropical  Sportswear Int'l Corporation ("TSI") and certain of its  subsidiaries  signatory  to this  letter  (collectively  with  TSI,  the
"Borrowers"),  have advised The CIT Group/Commercial  Services, Inc. ("CIT"), in its  capacity as agent (in such  capacity,  the  "Agent")  for the lenders  (the
"Lenders")  party to that certain  Post-Petition  Loan and  Security  Agreement, dated December 16, 2004 (the "Loan Agreement"), among the Agent, the Lenders and the Borrowers, of the Borrowers' intention to repay the total indebtedness owing by the  Borrowers  to the  Lenders  under  the  Loan  Agreement  and all  notes,
assignments,  deeds  of  trust,  mortgages,  security  agreements,   guaranties,
instruments  and all other  documents of any nature executed and delivered by or on behalf of the  Borrowers  to or for the  benefit of the Agent or the  Lenders
(all of which are herein collectively  referred to as the "Loan Documents") from the  proceeds  of the cash  portion of the  purchase  price paid by Perry  Ellis
International,  Inc. ("PEI") under that certain Asset Purchase Agreement,  dated as of  December  16,  2004,  among  certain  of  the  Borrowers,  certain  other subsidiaries of TSI and PEI.

     The total  indebtedness owing by the Borrowers to the Agent and the Lenders under the Loan Documents,  including, without limitation,  principal,  interest, fees,  expenses and all other  amounts  owing by or  chargeable to the Borrowers thereunder,  but excluding the Borrowers' reimbursement obligations to the Agent in respect of the letters of credit  described in Exhibit A attached hereto (the
"Credits"),  as of the date  hereof,  is  described  in  Exhibit B (the  "Payoff
Amount").

     In reliance upon the  indemnifications set forth below, the Agent on behalf of the Lenders  acknowledges and agrees that: (a) upon receipt of (i) the Payoff
Amount  and an amount  equal to 105% of the  outstanding  amount of the  Credits described in Part II of Exhibit A ($745,500)  (the "Fleet Cash  Collateral")  by
federal  funds wire  transfer in the Agent's  account  set forth  below,  (ii) a standby letter of credit in form and content satisfactory to the Agent and issue in a face  amount not less than 105% of the  outstanding  amount of the  Credits described  in Part I of Exhibit A  ($6,900,950.90)  (the  "Backup LC") and (iii)
evidence  satisfactory  to the Agent that the Credits  described  in Part III of
Exhibit A have been canceled (the "Cancellation Evidence") or an amount equal to
105% of the outstanding amount of the Credits described in Part III of Exhibit A
($2,730,000) (the "Chase Cash Collateral") by federal funds wire transfer in the
Agent's  account set forth  below,  in each case,  by no later than 2:00 o'clock
p.m.,  eastern time, on the date hereof,  the Loan  Agreement and the other Loan
Documents shall be deemed terminated  (except for those provisions  therein that are specifically stated to survive termination),  and all indebtedness and other obligations  owing to the  Agent  and the  Lenders  thereunder  deemed  paid and satisfied in full; and (b) upon its receipt of the Payoff Amount, the Fleet Cash
Collateral,  the  Backup LC and the  Cancellation  Evidence  or the  Chase  Cash
Collateral (i) all liens and security  interests in any  Borrower's  property or assets (other than the Fleet Cash  Collateral  and, if received,  the Chase Cash
Collateral)  which such Borrower has granted to the Agent for the benefit of the
Lenders  shall be  released,  (ii) the Agent will return to TSI all of the stock certificates  which any Borrower has pledged to the Agent for the benefit of the
Lenders and (iii) the Agent will execute such mortgage  satisfactions  and other agreements, and the Borrowers shall be authorized to file such UCC-3 amendments, in each case, as the Borrowers or PEI may reasonably  request in connection with the Agent's  termination  of its liens and security  interests in any Borrower's property  or  assets.  CIT hereby  confirms  that  after  giving  effect to this
Agreement,  CIT does not own any of TSI's  accounts  receivable and that CIT has not purchased any of TSI's accounts receivable within the last 120 days.

     The Payoff Amount, the Fleet Cash Collateral and the Chase Cash Collateral,
if required as a result of the Cancellation Evidence not being available,  shall be wired to:

                  Wachovia Bank, National Association
                  301 South College Street
                  Charlotte, North Carolina 28202
                  ABA route number: 053000219
                  Account Number: 2000010099193
                  Account Name: The CIT Group/Commercial Services, Inc.
                  for credit of Tropical Sportswear

     The foregoing  obligations of the Agent are expressly  conditioned upon the acknowledgment and agreement by the Borrowers, the Agent and PEI that:

     (a) All of the Agent's  rights are  reserved  and  preserved  in and to any checks or similar  instruments for the payment of monies heretofore received and retained by the Agent in connection  with the Loan Documents and credited to the
Borrowers in connection with the Loan Documents, and in and to any monies due or to become due by reason of such checks or similar instruments,  and the proceeds thereof, and all of the Agent's claims thereon;

     (b) The  Agent may not yet have  received  full and  final  credit  for all checks or similar  instruments for the payment of money heretofore  delivered to the Agent by the Borrowers or the  Borrowers'  account  debtors  pursuant to the provisions of the Loan Documents and deposited by the Agent for collection,  the amount of which checks and similar  instruments have  nevertheless been credited to the  Borrowers  in the  computation  of the  Payoff  Amount.  Therefore,  the
Borrowers and PEI do hereby  jointly and severally  agree to indemnify the Agent against  any losses  which the Agent may suffer or incur from the failure on the part of the Agent to  collect  the full  amount of  customer's  or other  checks previously  received by the Agent and credited to the account of the  Borrowers, provided  that written  notice of any such losses shall be given by the Agent to
TSI and PEI before forty-five (45) days from the date hereof;

     (c) In the event that after receipt by the Agent of the Payoff Amount,  the
Agent shall receive any  collections  of any Borrower's  accounts  receivable or other funds belonging to any Borrower, the Agent shall promptly remit such funds to such address or account of PEI as PEI shall direct the Agent in writing;

     (d) The Agent may immediately  apply the Fleet Cash Collateral from time to time against the  Borrowers'  obligations to pay the Agent for amounts paid from time to time by the  Agent to the  issuer  of a Credit  described  in Part II of
Exhibit A in respect of amounts  drawn  under such Credit plus the fees owing by
Borrowers in respect of such Credits under the Loan  Agreement.  The Agent shall hold the Fleet Cash Collateral in respect of any Credit  described in Part II of
Exhibit A, less any amounts thereof previously applied, until the earlier of (i)
ten (10) days after the expiration date of such Credit or (ii) the return to the
Agent of the original of such Credit and all amendments thereto,  accompanied by a surrender  letter executed and delivered by the  beneficiary  addressed to the issuer in form and  substance  reasonably  satisfactory  to the Agent.  Upon the first to occur of the  foregoing,  the Agent shall release any  remaining  Fleet
Cash Collateral held in respect of the subject Credit to TSI less the fees owing by Borrowers in respect of such Credits under the Loan  Agreement.  The Agent is authorized and empowered,  and hereby agrees,  without requirement of inquiry or investigation and with complete release and discharge to the Agent, to surrender to TSI, at its  direction,  upon the  application  of Fleet Cash  Collateral  as described  in this  paragraph  (d),  any and all  pertinent  shipping  and other documents in or coming into the Agent's possession or control in connection with the subject Credit. It is further  understood that the Agent shall not accept or effect any amendments,  modifications  or extensions of the terms of the Credits described in Part II of Exhibit A without TSI's prior written consent;

     (e) The Agent may immediately apply the Chase Cash Collateral, if received, from  time to time  against  the  Borrowers'  obligations  to pay the  Agent for amounts paid from time to time by the Agent to the issuer of a Credit  described in Part III of Exhibit A in respect of amounts  drawn under such Credit plus the fees owing by Borrowers in respect of such Credits under the Loan Agreement. The
Agent  shall  hold the Chase Cash  Collateral,  if  received,  in respect of any
Credit  described in Part III of Exhibit A, less any amounts thereof  previously applied,  until the  earlier of (i) ten (10) days after the  expiration  date of such Credit or (ii) the Agent's receipt of the Cancellation  Evidence in respect of such  Credit.  Upon the  first to occur of the  foregoing,  the  Agent  shall release  any  remaining  Chase Cash  Collateral  held in respect of the  subject
Credit to PEI less the fees owing by Borrowers in respect of such Credits  under the Loan  Agreement.  The Agent is authorized and empowered,  and hereby agrees, without  requirement of inquiry or  investigation  and with complete release and discharge  to the  Agent,  to  surrender  to PEI,  at its  direction,  upon  the application of Chase Cash Collateral as described in this paragraph (e), any and all  pertinent  shipping  and  other  documents  in or coming  into the  Agent's possession  or control in  connection  with the  subject  Credit.  It is further
understood   that  the  Agent  shall  not  accept  or  effect  any   amendments,
modifications or extensions of the terms of the Credits  described in Part II of
Exhibit A without PEI's prior written consent; and

     (f) Except as otherwise provided in paragraphs (b), (c), (d) and (e) above, and except for provisions of the Loan Documents that are specifically  stated to survive the  termination  thereof,  effective  upon the  Agent's  receipt of the
Payoff Amount,  the Fleet Cash  Collateral,  the Backup LC and the  Cancellation
Evidence or the Chase Cash Collateral, each of the Borrowers does hereby release and discharge the Agent and the Lenders,  and the Agent, on behalf of itself and each of the Lenders,  does hereby  release and discharge  each of the Borrowers, and, in each case,  their  respective  successors and assigns,  from all claims, demands,  actions, causes of action,  accounts,  proceedings,  suits, contracts, controversies,  debts,  liabilities,  covenants,  agreements,  promises, sums of money and demands of any kind or nature  whatsoever,  in law or in equity,  that any party at any time had or may have or that their  respective  successors  and assigns can or may have against the other party, by reason of the Loan Documents or of any act, cause, matter or thing whatsoever up to and including the date of this release.

     This Agreement may be executed in one or more counterparts and by different parties  hereto in separate  counterparts,  each of which when so  executed  and delivered shall be deemed to be an original and all of which  counterparts taken together shall constitute but one and the same agreement.

                            [signatures on next page]

     If this letter  correctly  states our agreement,  please so indicate in the spaces marked below for your signatures and return a fully executed copy to us.

                 Yours very truly,

                 TROPICAL SPORTSWEAR INT'L CORPORATION

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                 TROPICAL SPORTSWEAR COMPANY, INC.

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                 SAVANE INTERNATIONAL CORP.

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                 APPAREL NETWORK CORP.

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                 TSI BRANDS, INC.

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                         [signatures continued on next page]

                 TSIL, INC.

                 By:  /s/ Robin J. Cohan
                 Name:  Robin J. Cohan
                 Title:  Executive Vice President and Chief Financial Officer

                 AGREED TO AND ACCEPTED:

                 THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent
                 and for itself

                 By:  /s/ Jerome R. Shea
                 Name:  Jerome R. Shea
                 Title:  Vice President

                 PERRY ELLIS INTERNATIONAL, INC.

                 By:  /s/ Rosemary B. Trudeau
                 Name:  Rosemary B. Trudeau
                 Title:  Vice President, Finance

                                                      EXHIBIT A
                                                          TO
                                                TERMINATION AGREEMENT

                                            Outstanding Letters of Credit

                                            Part I. - Documentary Credits

---------------------- ---------------------- ------------------ ------------------ -------------------- -------------
LC#                    Issuer                 Beneficiary        Type               Outstanding Amount   Expiry Date
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2019-4           Bank of America        Pearl Buying       Documentary        $9,189.38            2/20/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2020-4           Bank of America        Ann Apparel        Documentary        $27,611.85           2/26/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2021-4           Bank of America        Pearl Buying       Documentary        $136,916.74          2/20/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2022-4           Bank of America        Ann Apparel        Documentary        $492,501.75          3/21/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2023-4           Bank of America        Winnitex           Banker's           $63,990.04           2/25/05*
                                                                 Acceptance
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------
9580M 2024-4           Bank of America        Transafrica        Documentary        $2,033.23            2/6/05
                                              Garment
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2025-4           Bank of America        Pearl Buying       Documentary        $124,799.74          3/21/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2026-4           Bank of America        Pearl Buying       Documentary        $163,949.38          3/21/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2027-4           Bank of America        Pearl Buying       Documentary        $372,274.63          3/21/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2028-4           Bank of America        Pearl Buying       Documentary        $936,779.65          2/15/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2030-4           Bank of America        Ivory Garments     Documentary        $205,728.82          3/8/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2031-4           Bank of America        Winnitex           Banker's           $88,201.06           4/1/05*
                                                                 Acceptance
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2032-4           Bank of America        Pearl Buying       Documentary        $298,915.53          4/5/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2033-4           Bank of America        Trans-World Haps   Documentary        $36,857.52           3/21/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2034-4           Bank of America        Shijiazhuzng       Documentary        $836,874.74          5/21/05
                                              Damei
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2036-4           Bank of America        Beijing Garments   Documentary        $138,368.96          4/20/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2037-5           Bank of America        Eagle Aim          Documentary        $65,013.60           3/1/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2039-5           Bank of America        PT Pan             Documentary        $239,920.58          5/21/05
                                              Brothers
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2040-5           Bank of America        Ivory Garments     Documentary        $556,107.61          5/6/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9580M 2040-5           Bank of America        Pearl Buying       Documentary        $1,776,299.38        8/20/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

                                                                 TOTAL              $6,572,334.19
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

* "Expiry Date" = date of payment of time draft

                                           Part II - Fleet Standby Credits

---------------------- ---------------------- ------------------ ------------------ -------------------- -------------
LC#                    Issuer                 Beneficiary        Type               Outstanding Amount   Expiry Date
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

3009516                Fleet National         St. Paul Fire      Standby            $360,000             6/2/05
                       Bank
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

3011541                Fleet National         Georgia Self-      Standby            $25,000              8/4/05
                       Bank                   Insurance
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

3012921                Fleet National         St. Paul Fire      Standby            $250,000             8/15/05
                       Bank
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

9820560                Fleet National         St. Paul Fire      Standby            $75,000              12/31/05
                       Bank
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

                                                                 TOTAL              $710,000
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

                                      Part III - JPMorgan Chase Standby Credits

---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

---------------------- ---------------------- ------------------ ------------------ -------------------- -------------
T615894                JPMorgan Chase         Aparupa Garment    Standby            $752,500             9/30/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

T615895                JPMorgan Chase         Mascot Garment     Standby            $752,500             9/30/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

T618209                JPMorgan Chase         Hi-Tech            Standby            $500,000             9/30/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

T618210                JPMorgan Chase         Birds Garment      Standby            $595,000             9/30/05
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

                                                                 TOTAL              $2,600,000
---------------------- ---------------------- ------------------ ------------------ -------------------- -------------

                                                      EXHIBIT B
                                                          TO
                                                TERMINATION AGREEMENT

                                                    Payoff Amount

                           Principal                 $15,831,720.09

                           Interest                  $45,025.62

                           Unused Line Fee           $5,401.33

                           Attorneys' Fees           $35,000

                           TOTAL                     $15,917,147.04